UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2t2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Protagenic Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Protagenic Therapeutics, Inc.

149 Fifth Avenue, Suite 500

New York, NY 10010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on December 31, 2025

Dear Stockholders of Protagenic Therapeutics, Inc.:

Protagenic Therapeutics, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), cordially invites you to attend an annual meeting of the Company’s stockholders, which will be held on December 31, 2025, at 10 a.m., Eastern time (the “Meeting”). will be conducted as a virtual meeting of stockholders via live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. Our board of directors has fixed the close of business on December 9, 2025, as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournment of the Meeting (the “Record Date”). Only stockholders of record at the close of business on the record date may vote at the Meeting or at any adjournment thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal executive office principal offices at 149 Fifth Avenue, Suite 500, New York, NY 10010.

The Meeting will be held for the following purposes, which are more fully described in the accompanying proxy statement:

1.	To ratify the appointment of Green Growth CPAs as our independent registered public accounting firm for the year ending March 31, 2026 (the “Ratification of the Appointment of the Independent Registered Public Accounting Firm Proposal”).

2.	To consider any other matters that may properly come before the Meeting.

We will also consider and take action upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

To participate in the Meeting via the Internet, vote your shares electronically and submit your questions during the Meeting, please visit www.virtualshareholdermeeting.com/PTIX2025. Registration to attend the Meeting virtually will open 15 minutes prior to the start time, beginning at 9:45 a.m. Eastern Time. After you register, you will receive an email with instructions about attending the Meeting, including a unique link to access the Meeting.

You will not be able to attend the Meeting in person.

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend via live webcast, your vote is important. The board of directors respectfully requests that you vote your stock, regardless of the number of shares you own, in the manner described in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Meeting.

Our board of directors recommends a vote FOR Proposal One and Proposal Two.

Sincerely,

/s/ Garo H. Armen
Garo H. Armen
Chairman

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any clinical trials, our ability to recruit or retain key personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The Nasdaq Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), which was filed on March 31, 2025, and as revised or supplemented by our most recent Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, which was filed on May 13, 2025.

Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.

All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

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PROTAGENIC THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON December 31, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The board of directors (the “Board”) of Protagenic Therapeutics, Inc., a Delaware corporation (the “Company,” “we,” “our,” or “us”), has delivered proxy materials to you and is soliciting your proxy to vote at the annual meeting of stockholders (the “Meeting”) to be held on December 31, 2025 at 10:00 a.m. Eastern Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of stockholders.

We are holding the Meeting virtually by means of a live webcast. There will not be a physical meeting location and you will not be able to attend in person. As a stockholder, you are invited to attend the Meeting online and are entitled and requested to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may vote by the internet, by telephone or by mailing a proxy card or voting instruction form.

We are making these proxy materials available to stockholders on or about December 5, 2025.

What is included in these proxy materials?

These proxy materials include the Notice of the Meeting, this proxy statement, and a proxy card.

What am I voting on?

The Board is soliciting your proxy in connection with the Meeting to be held on December 31, 2025 at 10:00 a.m. Eastern Time, and any adjournment or postponement thereof. You are voting on the following matters:

● To ratify the appointment of GreenGrowth CPAs as our independent registered public accounting firm for the year ending March 31, 2026 (the “Ratification of the Appointment of the Independent Registered Public Accounting Firm Proposal”).

● To consider any other matters that may properly come before the Meeting.

How does the Board recommend I vote?

Our Board recommends that the stockholders vote their shares:

● FOR the Ratification of the Appointment of the Independent Registered Public Accounting Firm Proposal.

Will there be any other items of business addressed at the Meeting?

As of the date of this proxy statement, we are not aware of any other matter to be presented at the Meeting. If any other matter is properly brought before the Meeting, the proxy holders will vote on such matter in their discretion.

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Who can vote at the Meeting?

Only stockholders at the close of business on December 9, 2025, the record date for the Meeting (the “Record Date”), will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. As of the Record Date, there were shares of our common stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name. If on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on the Record Date, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly at the Meeting. You are also invited to participate in the Meeting. Your broker, bank or nominee (“broker”) has enclosed or provided voting instructions for you to use to direct the broker on how to vote your shares.

How do I vote?

Stockholders of Record. If you are a stockholder of record, there are four ways to vote:

● By internet at www.proxyvote.com. We encourage you to vote this way.

● By touch tone telephone. Call toll-free at 1-800-690-6903.

● By completing and mailing your proxy card.

● At the Meeting: instructions on how to vote during the Meeting webcast are posted at www.virtualshareholdermeeting.com/PTIX2025. Votes submitted during the Meeting must be received no later than the closing of the polls at the Meeting.

Whether or not you plan to virtually attend the Meeting, we urge you to vote to ensure your vote is counted. You may still attend the Meeting and vote your shares if you have already voted by proxy. Only the latest vote you submit will be counted. For instructions on how to change your vote, see the “Can I change my vote or revoke my proxy?” section below.

Beneficial Owners. If you hold your shares in “street name” as a beneficial owner of shares registered in the name of your broker, you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Check the voting instruction card used by that organization to see if it offers internet or telephone voting. We encourage you to vote by internet or telephone if offered by your broker.

Instead of directing your broker how to vote your shares, you may elect to attend the Meeting and vote your shares during the meeting if you obtain a legal proxy that gives you the right to vote the shares electronically via the internet at the Meeting. Instructions on how to vote during the Meeting webcast are posted at www.virtualshareholdermeeting.com/PTIX2025. Votes submitted during the Meeting must be received no later than the closing of the polls at the Meeting.

How many votes do I have?

On each matter to be voted upon at the Meeting, you have one vote for each share of common stock you owned as of the Record Date.

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What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the shares entitled to vote at the Meeting are “present” at the Meeting. As of the Record Date, there were shares of our common stock entitled to vote at the Meeting.

If you are a stockholder of record, your shares will be counted as “present” at the Meeting if:

● You attend and vote at the Meeting;

● You have voted in advance by internet or telephone; or

● You have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the Meeting if your broker has voted on a discretionary item, or your broker has otherwise voted based on your instructions.

Abstentions will be counted towards the quorum requirement. If there is no quorum, then the chair of the Meeting or a majority of the shares present at the Meeting and entitled to vote may adjourn the meeting to another date until a quorum is present.

How many votes are needed to approve each proposal?

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, virtually or by proxy, at the Meeting.

Proposal	Voting Options	Vote Required	Effect of Abstentions
Proposal One: To ratify the Appointment of the Independent Registered Public Accounting Firm	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the proposal	None

What happens if I do not give specific voting instructions?

Stockholder of Record. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Meeting. However, if you submit a proxy but no instructions are given, the shares represented by the proxy will be voted on your behalf in accordance with the recommendations of our Board as follows:

● FOR the Ratification of the Appointment of the Independent Registered Public Accounting Firm Proposal.

In the event other business properly comes before the Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

Beneficial Owner. For a beneficial owner of shares held in street name, if a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. The determination of whether a proposal is “routine” or “non-routine” will be made by The Nasdaq Stock Market, LLC (“Nasdaq”) based on Nasdaq rules that regulate member brokerage firms. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present but may not otherwise be counted. We therefore encourage you to provide voting instructions on each proposal to the organization that holds your shares. Because we anticipate Proposals One and Two are routine matters on which brokers may vote, we do not anticipate any broker non-votes.

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Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Meeting in any one of the following ways:

● enter a timely new vote by internet or telephone;

● submit another properly completed, later-dated proxy card;

● send a written notice that you are revoking your proxy to: Protagenic Therapeutics, Inc., 149 Fifth Avenue, Suite 500, New York, NY 10010, Attention: Corporate Secretary, which must be received no later than December 29, 2025; or

● attend the Meeting webcast and vote during the meeting. Attending the Meeting without voting during the meeting will not, by itself, revoke a previously submitted proxy unless you specifically request your prior proxy be revoked.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote. Only your last-submitted, timely vote will count at the Meeting.

Who counts the votes?

Equiniti Trust Company, LLC has been appointed inspector of election by the Company and will tabulate votes at the Meeting.

How can I find out the voting results of the Meeting?

Preliminary voting results will be announced at the Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Meeting.

How can I attend the Meeting?

We will be hosting the Meeting only by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. You will not be able to attend the Meeting in person. Registration will be open at 9:45 a.m. Eastern Time on the day of the Meeting at www.virtualshareholdermeeting.com/ PTIX2025. Upon completing your registration, you will receive further instructions that will allow you to access the Meeting.

How can I submit a question at the Meeting?

You may submit questions in advance of the Meeting at www.virtualshareholdermeeting.com/ PTIX2025 after logging in with your control number, but you will not be able to ask questions during the Meeting. We request that questions sent in advance be submitted by December 29, 2025 at 5:00 p.m. Eastern Time. We expect to respond to questions during the Meeting that are pertinent to the proposal at the Meeting. We may group together questions that are substantially similar to avoid repetition. Shortly after the Meeting, we may post questions and answers under the Investors section of our website at https://protagenic.com/investor/corporate-governance/. Information available on our website is not a part of, and is not incorporated into, this proxy statement.

What if I experience technical difficulties when accessing the Meeting?

If you have registered for the Meeting, you will receive a meeting access email on the day of the Meeting. Information regarding technical support, including a technical support phone number will be provided in the meeting access email.

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Can I obtain a stockholder list?

A stockholder list will be available for examination by our stockholders at our principal executive offices at 149 Fifth Avenue, Suite 500, New York, NY 10010 during ordinary business hours throughout the ten-day period prior to the Meeting for any purpose germane to the Meeting.

What does it mean if I receive more than one voting instruction card?

If you receive more than one voting instruction card, your shares are registered in more than one name or are registered in different accounts. Please vote using each voting instruction card to ensure that all of your shares are voted.

Where can I view the proxy materials on the internet?

We are making this proxy statement and voting instructions available to stockholders on or about December 5, 2025, at https://protagenic.com/investor/sec-filings/.

How can I receive a printed copy of the proxy materials?

Stockholders can receive a free paper or email copy of the material(s) by requesting prior to December 16, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visitwww.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Meeting, and we will bear the cost of the proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, email or other means of communication. We will not compensate these persons for soliciting proxies on our behalf. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. We reserve the right to use the services of a third-party solicitation firm to assist us in soliciting proxies.

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PROPOSAL 1

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROPOSAL

On May 18, 2017, we engaged MaloneBailey LLP (“MaloneBailey”) as our principal independent registered public accounting firm. The decision to appoint MaloneBailey was approved by our board of directors. On August 7, 2025, MaloneBailey was dismissed as the independent registered public accounting firm of the Company. On August 7, 2025, the Audit Committee of the Board of Directors of the Company was directed to engage GreenGrowth CPAs (“Green Growth”) to serve as the Company’s independent registered public accounting firm. The decision to change auditors was approved by the Company’s Board of Directors.

During the fiscal year ended December 31, 2024 and the subsequent interim period through August 7, 2025, the date of the dismissal of MaloneBailey, there were no disagreements with MaloneBailey, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey would have caused it to make reference to the subject matter thereof in connection with its report, nor did its report contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principle except that MaloneBailey’s report for the fiscal year ended December 31, 2024 contained an explanatory paragraph regarding the existence of substantial doubt about the Company’s ability to continue as a going concern. Also, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the two fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through August 7, 2025, neither the Company nor anyone acting on its behalf has consulted with Green Growth with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Green Growth concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereof; or (iii) a reportable event as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereof.

On August 7, 2025, the Board approved a change in the Company’s fiscal year-end from December 31 to March 31, effective immediately.

The Audit Committee has appointed Green Growth as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending March 31, 2026, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm. Representative(s) of Green Growth are expected to be available by phone to respond to appropriate questions at the Meeting.

Although stockholder ratification of the selection of Green Growth as our independent registered public accounting firm is not required by our Bylaws or otherwise, the Audit Committee believes it appropriate as a matter of policy to request that stockholders ratify the selection of our independent registered public accounting firm. In the event the stockholders do not ratify the appointment of Green Growth, the Audit Committee will reconsider its appointment. In addition, even if the stockholders ratify the appointment of Green Growth, the Audit Committee may in its discretion appoint a different independent public accounting firm at any time if the Audit Committee determines that a change is in the best interests of us and our stockholders.

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Principal Accounting Fees and Services.

The following table sets forth the fees for services provided and reasonably expected to be billed by MaloneBailey LLP. The following is a summary of the fees billed to the Company for professional services rendered for the fiscal years ended December 31, 2024 and 2023.

	Fiscal Year 2024	Fiscal Year 2023
Audit fees	$165,829	$100,000
Audit-related fees	$-	$-
Tax Fees	$-	$-
All other fees	$-	$-

Total	$165,829	$100,000

Audit Fees: For the fiscal years ended December 31, 2024 and 2023, the aggregate audit fees billed by our independent auditors were for professional services rendered for audits and quarterly reviews of our consolidated financial statements, and assistance with reviews of registration statements and documents filed with the SEC.

Audit-Related Fees: Audit-related fees are for assurance and other activities not explicitly related to the audit of our financial statements.

Tax Fees: For the fiscal years ended December 31, 2024 and 2023, there were no tax fees, respectively.

All Other Fees: For the fiscal years ended December 31, 2024 and 2023, there were $0 and $0, respectively

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our registered independent public accountants and reports to the Board any substantive issues found during the audit. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our registered independent public accountants. The Audit Committee convenes on a quarterly basis to approve each quarterly filing, and an annual basis to review the engagement of the Company’s external auditor.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining MaloneBailey, LLP’s independence and has determined that such services for fiscal years 2024 and 2023, respectively, were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

Board Recommendation

The Board of Directors recommends a vote “FOR” the Ratification of the Appointment of the Independent Registered Public Accounting Firm Proposal.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Board is currently composed of six directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that director for which the vacancy was created and until the director’s successor is duly elected and qualified.

Our Bylaws provide that the number of directors that constitute the entire Board shall be fixed from time to time by resolution adopted by a majority of the entire Board. Currently, the Board is divided into three classes, Class I, Class II and Class III. The current term of office of the Class I, Class II and Class III directors expires at our annual meeting in 2025, 2026 and 2027, respectively. A director shall hold office until the annual meeting in the year in which his or her term expires and until his or her successor shall be elected and qualified, subject, however, to prior death, resignation, retirement or removal from office. Our Board currently consists of six directors.

Change in Board Composition

As previously disclosed on our Current Report on Form 8-K dated November 5, 2025, on November 3, 2025, Jennifer Chao resigned from the Board, effective immediately. There were no disagreements between Ms. Chao and the Company. Additionally, the Board has determined not to nominate the remaining Class I Directors, Barrett Evans and Colin Stott, for re-election at the 2025 Annual Meeting. Both Mr. Evans’ and Mr. Stott’s current term will expire at the Annual Meeting.

As previously disclosed in our Current Reports on Form 8-K, the Company and Mr. Evans and Mr. Stott are parties to pending litigation. Following a review by the Nominating and Corporate Governance Committee of the Board’s composition, skills and oversight needs in light of the Company’s strategic priorities and ongoing matters, the Board determined that non-renomination is in the best interests of the Company and its stockholders.

The Board thanks Mr. Evans and Mr. Stott for their service.

The Board will continue to evaluate if any future additions or changes to the composition of the Board are warranted. Until such changes are announced the size of the Board shall be reduced accordingly.

The Class II and Class III directors (Buell, Wright, Armen and Corvese) are still serving and not in need of re-election.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the nominees named for election. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three Class I director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

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Class II Directors to the Board Continuing in Office for a Term Expiring at the 2026 Annual Meeting

Jennifer S. Buell, Ph.D., Director, joined us on July 18, 2020, filling the open board seat created when our Board approved the increase of the size of our Board from five to six directors. Dr. Buell serves as the President and Chief Operating Officer of Agenus Inc. Since 2013, Dr. Buell has served Agenus as the Head of Global R&D operations, Head of Research, and Chief External Affairs and Communications Officer. During her tenure, Dr. Buell advanced the expansion of Agenus from a neoantigen vaccine company to a global, fully-integrated platform company with a unique pipeline of immune modulating antibodies, adoptive cell therapies, adjuvants, and cancer vaccines. With over 20 years of biopharmaceutical R&D experience, Dr. Buell has a proven record of success in R&D leadership, most recently at Agenus, where she has led high performing teams in outpacing large pharmaceutical companies in advancing novel therapies to the clinic through Agenus’ proprietary pipeline and in collaboration with Incyte, Merck, and Gilead. Prior to joining Agenus, Dr. Buell held leadership positions in R&D operations at Bristol-Myers Squibb and was later responsible for Programs and Alliances at Harvard Clinical (Baim), where she led the strategy and operations of a portfolio of programs in oncology, neurology, nephrology, and cardiometabolic diseases. Dr. Buell obtained her PhD in Cellular, Biochemical, and Molecular Biochemistry with an MS in Biostatistics from Tufts University in Boston, Massachusetts.

Timothy R. Wright is the Chief Executive Officer of MiMedX Group, Inc., a position that he has held since May 2019. MiMedX is an advanced wound care and emerging therapeutic biologics company. Mr. Wright also currently serves on the board of directors of Agenus Inc., which he has served on since 2006. Mr. Wright also serves as a Partner at Signal Hill Advisors, LLC, a position he has held since February 2011. In addition, Mr. Wright serves as Chairman of The Ohio State University Comprehensive Cancer Center Drug Development Institute and Director of the Ohio State University Innovation Foundation. Mr. Wright previously held several executive roles at Covidien (now Medtronic), Teva Pharmaceuticals Industries Ltd., DuPont Merck, Elan Bio-Pharmaceuticals, M2Gen Corp. and Curaxis Pharmaceuticals Corporation. As our Lead Director, Mr. Wright brings 30 years of experience on boards of companies in North America, Europe, Asia and Japan.

Class III Directors to the Board Continuing in Office for a Term Expiring at the 2027 Annual Meeting

Garo H. Armen, Ph.D, Executive Chairman, is one of our founders and joined us in September 2004. Garo H. Armen is Chairman and Chief Executive Officer of Agenus Inc., a biotechnology company he co-founded in 1994. From mid-2002 through 2004, he also served as Chairman of the Board of the biopharmaceutical company Elan Corporation, plc, which he successfully restructured. Prior to Agenus Inc., Dr. Armen established Armen Partners, a money management firm specializing in biotechnology and pharmaceutical companies and was the architect of the widely publicized creation of the Immunex Lederle oncology business in 1993. Earlier, he was a senior vice president of research at Dean Witter Reynolds, having begun his career on Wall Street as an analyst and investment banker at EF Hutton. In 2002, Dr. Armen founded the Children of Armenia Fund, a nonprofit organization dedicated to significantly rebuilding and revitalizing impoverished rural Armenian towns to provide immediate and sustainable benefits to children and youth. He received the Ellis Island Medal of Honor in 2004 for his humanitarian efforts, and received the Sabin Humanitarian Award from the Sabin Vaccine Institute in 2006 for his achievements in biotechnology and progressing medical research. Dr. Armen was also the Ernst & Young 2002 New York City Biotechnology Entrepreneur of the Year, and received a Wings of Hope Award in 2005 from The Melanoma Research Foundation for his ongoing commitment to the melanoma community. Dr. Armen received a PhD in physical chemistry from the Graduate Center, City University of New York, after which he worked as a research fellow at Brookhaven National Laboratories in Long Island, NY. Dr. Armen brings to our Board a deep historical and practical knowledge of the business of the Company and its technologies, as well as years of expertise in the financial and biopharmaceutical arenas.

Brian J. Corvese, Director, joined us on July 28, 2017, filling the open board seat vacated by Gregory H. Ekizian. Since 1999, Mr. Corvese has been the President and Founder of Vencor Capital (“Vencor”), a private equity firm with telecommunications and technology investments in the Middle East and Mediterranean regions. Prior to working at Vencor, Mr. Corvese worked on investments in the U.S. and global equity markets as a Managing Director and partner at Soros Fund Management, the largest hedge fund in the world at the time. From 1988 to 1996, Mr. Corvese was a partner at Chancellor Capital Management (“Chancellor”), a $25 billion money management firm. While at Chancellor, Mr. Corvese was a Portfolio Manager with responsibility for investments made in basic industries, restructurings, and special situations, corporate governance investments, as well as founded and managed his own hedge fund. From 1981 to 1988, Mr. Corvese was with Drexel Burnham Lambert (“Drexel”) as an equity analyst following the chemical and specialty chemical industries and participated in a significant number of merger and acquisition activities. While at Drexel, Mr. Corvese was a member of the top chemical and specialty chemical research team, as ranked by Institutional Investor. Mr. Corvese currently serves on the board of directors of Agenus Inc. and the National Telecommunications Corporation, based in Cairo, Egypt. Mr. Corvese earned degrees in finance and political science from The University of Rhode Island and attended New York University Graduate School. We believe that, with over 30 years of experience in the financial industry, Mr. Corvese brings substantial financial expertise to our Board.

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Class I Directors to the Board Not Nominated for Reelection at the Meeting

Barrett Evans, Director, is the managing director of EMC2 Capital, LLC, a family office founded in 2020. He has also served as the President of Montecito Capital since 2006. Mr. Evans is a Director and CEO of Phytanix Bio, and a director of Dryworld Brands since 2020. Before founding Montecito Capital, Mr. Evans was the managing director of eFund Capital. Mr. Evans has served as a member of public and private companies as a consultant, founder, executive, and director, and he is considered an audit committee financial expert. Mr. Evans has a bachelor’s degree in political science from the University of California, Santa Barbara.

Colin Stott, Director, is currently the Chief Operating Officer and a director of Alterola Biotech Inc. He previously held roles as Scientific Affairs Director, International, and R&D Operations Director at GW Pharmaceuticals plc, a company involved in the development of cannabinoid therapeutics. During his 16 years as R&D Operations Director, he contributed to the company’s research and development programs and was involved in the submission and approval processes for Sativex® and Epidiolex®. Epidiolex® was approved by the U.S. Food and Drug Administration in June 2018 and by the European Medicines Agency in September 2019 (as Epidyolex®) for the treatment of rare forms of pediatric epilepsy. In his most recent role at GW Pharmaceuticals, he worked on preparations for the international launch of Epidiolex® as part of the Medical Affairs team. Mr. Stott holds a BSc (Hons) in Medicinal & Pharmaceutical Chemistry and a Diploma in Industrial Studies from Loughborough University of Technology, U.K., and a Postgraduate Diploma in Clinical Research from the Welsh School of Pharmacy, Cardiff University, U.K. He has authored over 20 research papers and is a named inventor on 19 international patent applications.

Board Committees

Audit Committee

The Audit Committee will oversee and monitor our financial reporting process and internal control system, review and evaluate the audit performed by our registered independent public accountants and reports to the Board any substantive issues found during the audit. The Audit Committee will be directly responsible for the appointment, compensation and oversight of the work of our registered independent public accountants. The Audit Committee will review and approve all transactions with affiliated parties. As of the date of this proxy statement, the Audit Committee consists of Brian Corvese (Committee Chairperson), Timothy Wright and Jennifer Buell.

Compensation Committee

The Compensation Committee will provide advice and make recommendations to the board in the areas of employee salaries, benefit programs and director compensation. The Compensation Committee will also review the compensation of our President, Chief Executive Officer, and other officers and make recommendations in that regard to the board as a whole. As of the date of this proxy statement, the Compensation Committee consists of Jennifer Buell (Chairperson) and Brian Corvese.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee will nominate individuals to be elected to the full board by our stockholders. The Nominating and Corporate Governance Committee will determine the slate of director nominees for election to the Board, to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stockholders. As of the date of this proxy statement, the Nominating and Corporate Governance Committee consists of Timothy Wright (Chairperson) and Brian Corvese.

Science Committee

On November 6, 2025, the Board determined to dissolve the Science Committee, effective immediately. Its responsibilities will be assumed by the full Board.

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Clinical and Regulatory Committee

On November 6, 2025, the Board determined to dissolve the Clinical and Regulatory Committee, effective immediately. Its responsibilities will be assumed by the full Board.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by our stockholders or us to become directors or executive officers

Involvement in Certain Legal Proceedings

To our knowledge, during the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has:

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	Except as set forth above with respect to Dr. Stein, had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	Been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of November 30, 2025, unless otherwise indicated, by (1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) each director of the Company, (3) the Company’s current executive officers, and (4) all current directors and executive officers of the Company as a group. The persons and entities named in the table have sole voting and investment power with respect to all such shares owned by them, unless otherwise indicated.

Name and address of Beneficial Owner*	Amount and Nature of Beneficial Ownership		Percent of Class

Garo H. Armen(1)	81,422	(2)	4%

Robert B. Stein(1)	14,408	(3)	1%

Khalil Barrage(1)	15,332	(4)	1%

Alexander K. Arrow(1)	21,337	(5)	1%

Brian J. Corvese(1)	6,444	(6)	-%

David A. Lovejoy	10,307	(7)	1%

Jennifer S. Buell(1)	9,139	(8)	-%

Andrew Slee(1)	11,186	(9)	1%

All directors and executive officers as a group (8 persons)	159,268	(10)	8%

* Address for each party listed in the above table is c/o Protagenic Therapeutics, Inc., 149 Fifth Avenue, Suite 500, New York, NY 10010.

(1) Executive officer and/or director.

(2) Includes 52,749 shares of common stock. Also includes options to purchase 28,673 shares of common stock at an exercise price of $24.36, $70.00 or $98.00 per share. Does not include options to purchase 7,937 shares that are not exercisable within 60 days of the date of this report.

(3) Represents options to purchase 14,408 shares of common stock at an exercise price of $24.36, $70.00, $98.00, or $313.60 per share. Does not include options to purchase 2,381 shares that are not exercisable within 60 days of the date of this report.

(4) Includes 10,777 shares of common stock and options to purchase 4,555 shares of common stock at an exercise price of $24.36, or $204.40 per share. Does not include options to purchase 268 shares that are not exercisable within 60 days of the date of this report.

(5) Includes 3,273 shares of common stock and Includes options to purchase 18,064 shares of common stock at an exercise price of $24.36, $56.00, $70.00 or $98.00 per share. Does not include options to purchase 3,175 shares that are not exercisable within 60 days of the date of this report.

(6) Includes options to purchase 6,444 shares of common stock at an exercise price of $98.00 per share. Does not include options to purchase 521 shares that are not exercisable within 60 days of the date of this report.

(7) Includes 2,657 shares of common stock and options to purchase 7,650 shares of common stock in the aggregate with an exercise price ranging from $56.00, $70.00, or $98.00 per share.

(8) Includes options to purchase 9,139 shares of common stock at an exercise price of $24.36, $98.00 or $313.60 per share. Does not include options to purchase 2,381 shares of common stock that are not exercisable within 60 days of the date of this report.

(9) Includes options to purchase 11,186 shares of common stock at an exercise price of $24.36, $70.00, $98.00, or $313.60 per share. Does not include options to purchase 4,353 shares of common stock that are not exercisable within 60 days of the date of this report.

(10) Includes options to purchase 92,469 shares of common stock.

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ADDITIONAL INFORMATION

Procedure for Submitting Stockholder Proposals

Stockholder proposals intended for inclusion in our 2026 annual meeting proxy statement pursuant to Rule 14a-8 must be received by us no later than August 7, 2026; provided that if the date of the 2026 annual meeting is moved more than 30 days before or after December 31, 2026 (which is the anniversary of this year’s annual meeting), we must receive notice of the stockholder proposal within a reasonable time before we begin to print and mail our proxy materials. Any such proposal must comply with Rule 14a-8 of the Exchange Act.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2025 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Householding of Proxy Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Proxy Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Transfer Agent and Registrar

Equiniti Trust Company, LLC is the transfer agent and registrar for our common stock.

OTHER MATTERS

Our Board is aware of no other matter that may be brought before the Meeting. Under Delaware law, only business that is specified in the notice of Meeting to stockholders may be transacted at the Meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. The registration statement contains exhibits and other information that are not contained in this proxy statement. The descriptions in this proxy statement of the provisions of documents filed as exhibits to the registration statement are only summaries of those documents’ material terms. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

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